Consent of Independent Registered Public Accounting Firm
Audit Committee of the Board of Directors
Jefferson National Life Insurance Company:
We consent to the use of our report on the statutory financial statements and financial statement schedules of Jefferson National Life Insurance Company (the Company), dated April 21, 2020, incorporated by reference herein. We also consent to the reference to our firm as experts under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information, incorporated by reference herein on Form N-4 (File No. 333-124048).
Our report relating to the Company’s statutory financial statements, dated April 21, 2020, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, our report states that the Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices prescribed or permitted by the Texas Department of Insurance.
/s/ KPMG LLP
Columbus, Ohio
August 19, 2020
33

Consent of Independent Registered Public Accounting Firm
The Board of Directors of Jefferson National Life Insurance Company and
Contract Owners of Jefferson National Life Annuity Account G:
We consent to the use of our report dated April 8, 2020, with respect to the financial statements of the sub-accounts that comprise the Jefferson National Life Annuity Account G, and the related notes (collectively, the financial statements), incorporated by reference herein and to the reference to our firm under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information, incorporated by reference herein on Form N-4 (File No. 333-124048).
/s/ KPMG LLP
Columbus, Ohio
August 19, 2020
34